THE AL FRANK FUND


[PHOTO OF AL FRANK]


      ANNUAL REPORT
      DECEMBER 31, 1999




      THE AL FRANK FUND
      465 FOREST AVENUE, SUITE I
      LAGUNA BEACH, CA 92651
      SHAREHOLDER SERVICES: (888) 263-6443
      DAILY NAV: (877) 654-1325
      WWW.ALFRANK.COM

                                                 AL FRANK ASSET MANAGEMENT, INC.
                                             PUBLISHER OF THE PRUDENT SPECULATOR
                                           P.O. Box 1438, Laguna Beach, CA 92652
                                             Phone 949-497-7657 Fax 949-497-7658
Dear Fund Shareholder,

     While the typical "value" mutual fund turned in its second straight year of lackluster performance, The Al Frank Fund (ticker symbol = VALUX) had a sensational year as many of the undervalued and out-of-favor stocks selected in 1998 suddenly became "must-have" stocks in 1999. In fact, the Fund was named as the Best Small Cap Value Fund by Morningstar for 1999 with a gain of 60.42% for the period 1/1/99 to 12/31/99. The Russell 2000 Index, our most comparative index, managed only a 19.62% return, and the average Small Cap Value Fund returned 4.8%, according to Morningstar (see Morningstar.com). Year 2000, despite its volatility and the negative returns in the large capitalization averages and indexes thus far, has started off well as the Fund has gained an additional 11.20% through 2/25/00.

     Our time-tested investment strategy of "buying severely undervalued shares to be held in a widely diversified portfolio for their long-term potential appreciation" led us to uncover numerous bargains in the technology sector during 1998 and 1999, fueling the recent performance. Although it did not start out that way, the tremendous gains in our tech stocks have ballooned the overall weighting of technology to 50% of the Fund. Of course, our technology investments are spread over several dozen stocks in industries such as integrated circuits, semiconductor capital equipment, software, computer & computer peripherals and networking equipment. While we have been capturing our profits on portions of many of these positions, we continue to hold the balance of them, given the market's current fervor for anything with a microchip and the incredible improvement in the bottom lines of the corporations.

     As an example, our largest holding, semiconductor maker Siliconix (SILI), was purchased in April 1998 at $27. At the time, SILI was trading for 10 times earnings, 1.5 times book value and 75% of sales, all quite inexpensive fundamental valuation measures. Siliconix was a cheap stock at that time due to concerns over the downturn in many Asian economies and fears that a cyclical downturn in the computer chip industry would continue. Obviously those short-term worries presented a wonderful buying opportunity for those willing to invest for the long-term, considering the Asian economies have recovered, semiconductor sales are booming, thanks to incredible growth in telecommunications and Internet applications, and SILI now trades for $245 with a three-for-one stock split imminent. Surprisingly, Siliconix is still relatively undervalued, in our opinion, as it trades for just 25 times estimated earnings, having grown profits at better than 200% in 1999.

     As most of you know, ours is a long-term investment strategy. The 860 stocks recommended in our investment newsletter, THE PRUDENT SPECULATOR, over the past 23 years through 12/31/99, gained an average market appreciation of 21.82% (not including dividends) with an average holding period of 6.38 years. Obviously, some stocks have been held much longer while others reached their goal prices in a few months or a couple years. Many studies have shown that time is in our favor and that frequently trading positions leads to much lower total returns than otherwise.

     We believe that our common-sense, bargain-hunting approach to investing will position us to generate returns over the long-term despite the fact that we remain in a market that highly favors growth and momentum stocks, with particular attention to the probability of higher than ever gains in Internet and technology stocks. Money has rushed into initial public offerings (IPOs) of companies with little or no earnings and projections of little or no earnings for several years, with the dubious implication that tremendous future earnings will make shareholders rich. In this mesmerizing mania, smaller capitalization

                               THE AL FRANK FUND

and "old economy" stocks have suffered, even as they have become more and more valuable in comparison to historical standards.

     Despite the elevated levels of the major market indexes, we now have more undervalued purchase candidates to choose from than at any time in the 23-year history of THE PRUDENT SPECULATOR. This includes December 1987, October 1990 and October 1998, all periods associated with major market bottoms. History has shown that all market cycles reverse sooner or later and that many of those stocks that were least appreciated often become most appreciated in the fullness of time. We think that our Fund is well positioned to benefit from the inevitable return of "value" investing, while also participating in the ongoing madness for so-called "new economy" stocks.

     It is important that shareholders who have invested or contemplate investing in the Fund have a multiyear commitment. Unfortunately, some of our "investors" failed to heed this advice in early 1999 as they sold their shares, locking in losses at prices below $10.00 a share and missing out on our fantastic recovery. At the risk of sounding self serving, the strategy of choice should be to acquire more shares of the Fund when it has a significant setback.

     We thank you for your continued participation in The Al Frank Fund.

Sincerely,

/s/ John Buckingham                /s/ Al Frank

John Buckingham and Al Frank

* Standardized performance figures can be found in the remainder of the annual report.

* The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

* Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

                               THE AL FRANK FUND

                               The Al Frank Fund

          Comparison of the change in value of a $10,000 investment in
              The Al Frank Fund versus the Russell 2000 Index, the
            Wilshire 5000 Equity Index and the S&P/Barra Value Index

                        Average Annual Total Return(1)
                      1 year.......................60.42%
                      Since inception (1/2/98).....20.69%

                       The Al Frank   Wilshire 5000  Russell 2000   S&P/Barra
                          Fund        Equity Index      Index      Value Index
                          ----        ------------      -----      -----------
     2-Jan-98            $10,000         $10,000       $10,000       10,000
     31-Mar-98           $11,190         $11,287       $10,999       11,156
     30-Jun-98           $ 9,830         $11,468       $10,695       11,213
     30-Sep-98           $ 7,620         $10,052       $ 8,320        9,766
     31-Dec-98           $ 9,070         $12,172       $ 9,655       11,468
     31-Mar-99           $ 8,450         $12,591       $ 9,099       11,795
     30-Jun-99           $11,350         $13,533       $10,473       13,023
     30-Sep-99           $11,260         $12,753       $ 9,778       11,821
     31-Dec-99           $14,550         $14,855       $11,550       12,881

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Equity Index tracks the performance of all equity securities issued by the U.S. head-quartered companies regardless of exchange. As of 12/99, the index was comprised of 7,234 companies. The valuation calculation for the Wilshire 5000 Equity Index is for the period December 31, 1997 through December 31, 1999.

The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest securities of the Russell 3000 Index which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.

The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

                                                                               3
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                               THE AL FRANK FUND

SCHEDULE OF INVESTMENTS at December 31, 1999
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 98.69%                                     Market Value
--------------------------------------------------------------------------------

          ADVERTISING: 0.24%
 1,600    Action Performance Companies, Inc.*......................   $  18,400
                                                                      ---------
          AEROSPACE/DEFENSE: 0.31%
   900    Raytheon Company, Class B................................      23,906
                                                                      ---------
          AEROSPACE/DEFENSE - EQUIPMENT: 2.01%
11,000    Allied Research Corporation*.............................      76,312
 4,000    BE Aerospace, Inc.*......................................      33,750
 1,200    Lockheed Martin Corporation..............................      26,250
 2,500    SIFCO Industries, Inc....................................      17,344
                                                                      ---------
                                                                        153,656
                                                                      ---------
          APPLICATIONS SOFTWARE: 1.34%
10,000    American Software, Inc., Class A*........................     102,500
                                                                      ---------
          AUTO - CARS/LIGHT TRUCKS: 0.38%
   374    DaimlerChrysler Corporation..............................      29,265
                                                                      ---------
          AUTO/TRUCK - ORIGINAL EQUIPMENT: 0.46%
 1,800    Meritor Automotive, Inc..................................      34,875
                                                                      ---------
          AUTO/TRUCK - REPLACEMENT PARTS: 0.26%
 1,000    Federal-Mogul Corporation................................      20,125
                                                                      ---------
          AUTO/TRUCK PARTS - ORIGINAL EQUIPMENT MANAGER: 0.27%
 1,186    Dura Automotive Systems, Inc.*...........................      20,681
                                                                      ---------
          BANKS - MAJOR REGIONAL: 0.35%
   819    First Union Corporation..................................      26,873
                                                                      ---------
          BUILDING - MAINTENANCE AND SERVICE: 0.31%
 2,500    Building One Services Corporation*.......................      23,594
                                                                      ---------

See Notes to Financial Statements.

4
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                               THE AL FRANK FUND

SCHEDULE OF INVESTMENTS at December 31, 1999, Continued
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          BUILDING - MOBILE/MANUFACTURED AND RV: 0.42%
 2,500    Champion Enterprises, Inc.*..............................   $  21,406
 1,203    Patrick Industries, Inc..................................      11,128
                                                                      ---------
                                                                         32,534
                                                                      ---------
          BUILDING - RESIDENTIAL/COMMERCIAL: 1.12%
 1,800    D.R. Horton, Inc.........................................      24,863
 3,500    Standard Pacific Corp....................................      38,500
 1,200    Toll Brothers, Inc.*.....................................      22,350
                                                                      ---------
                                                                         85,713
                                                                      ---------
          BUILDING AND CONSTRUCTION PRODUCTS - MISCELLANEOUS: 0.72%
 3,000    Cameron Ashley Building Products, Inc.*..................      30,000
   900    Nortek,  Inc.*...........................................      25,200
                                                                      ---------
                                                                         55,200
                                                                      ---------
          BUILDING - MAINTENANCE AND SERVICE: 1.11%
14,500    C. H. Heist Corp.*.......................................      85,187
                                                                      ---------
          BUILDING - MOBILE HOME/MANUFACTURED HOUSES: 1.07%
 5,000    Oakwood Homes Corporation................................      15,938
17,000    SMC Corporation*.........................................      66,406
                                                                      ---------
                                                                         82,344
                                                                      ---------
          BUILDING PRODUCTS - RETAIL/WHOLESALE: 0.24%
 6,000    HomeBase,  Inc.*.........................................      18,375
                                                                      ---------
          BUSINESS SERVICES: 0.09%
   600    Right Management Consultants, Inc.*......................       6,900
                                                                      ---------
          CAPACITORS: 1.22%
30,000    Aerovox Incorporated*....................................      93,750
                                                                      ---------
          CHEMICALS - PLASTICS: 0.39%
 1,600    Wellman, Inc.............................................      29,800
                                                                      ---------
          CHEMICALS - SPECIALTY: 0.30%
 2,200    Octel Corp.*.............................................      22,825
                                                                      ---------

See Notes to Financial Statements

                                                                               5
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                               THE AL FRANK FUND

SCHEDULE OF INVESTMENTS at December 31, 1999, Continued
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          COMPUTER - MICRO: 0.42%
 1,200    Compaq Computer Corporation..............................   $  32,475
                                                                      ---------
          COMPUTER - GRAPHICS: 2.92%
 3,000    S3 Incorporated*.........................................      34,687
18,475    Trident Microsystems, Inc.*..............................     189,369
                                                                      ---------
                                                                        224,056
                                                                      ---------
          COMPUTER - MEMORY DEVICES: 0.19%
   800    Quantum Corporation - DLT & Storage Systems Group*.......      12,100
   400    Quantum Corporation - Hard Disk Drive Group*.............       2,775
                                                                      ---------
                                                                         14,875
                                                                      ---------
          COMPUTER - NETWORKS: 2.09%
 2,150    3Com Corporation*........................................     101,050
 3,100    Digi International Inc.*.................................      32,356
 2,500    Standard Microsystems Corporation*.......................      27,031
                                                                      ---------
                                                                        160,437
                                                                      ---------
          COMPUTER - PERIPHERAL EQUIPMENT: 2.48%
 4,000    MicroTouch Systems, Inc.*................................      50,500
16,510    Zoom Telephonics, Inc.*..................................     139,303
                                                                      ---------
                                                                        189,803
                                                                      ---------
          COMPUTER - SERVICES: 0.30%
 2,000    Analytical Surveys, Inc.*................................      22,875
                                                                      ---------
          COMPUTER - SOFTWARE: 2.83%
35,000    Netmanage, Inc.*.........................................     172,812
 2,500    Software Spectrum, Inc.*.................................      44,219
                                                                      ---------
                                                                        217,031
                                                                      ---------
          COMPUTER - STORAGE DEVICES: 1.95%
 4,400    Exabyte Corporation*.....................................      33,000
 2,500    Seagate Technology, Inc.*................................     116,406
                                                                      ---------
                                                                        149,406
                                                                      ---------
          CONSUMER PRODUCTS - MISCELLANEOUS DISC.: 0.47%
 3,500    Central Garden & Pet Company, Class A*...................      36,313
                                                                      ---------
See Notes to Financial Statements.

6
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                               THE AL FRANK FUND

SCHEDULE OF INVESTMENTS at December 31, 1999, Continued
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          DISTRIBUTION/WHOLESALE: 0.61%
 7,000    Allou Health & Beauty Care, Inc., Class A*...............   $  46,375
                                                                      ---------
          ELECTRONIC - MISCELLANEOUS COMPONENTS: 4.88%
10,000    Circuit Systems, Inc.*...................................      12,500
 3,000    Hadco Corporation*.......................................     153,000
 2,000    KEMET Corporation*.......................................      90,125
 3,750    Vishay Intertechnology, Inc.*............................     118,594
                                                                      ---------
                                                                        374,219
                                                                      ---------
          ELECTRONIC PRODUCTS - MISCELLANEOUS: 0.65%
 8,000    RF Industries, Ltd.*.....................................      14,125
 4,000    Recoton Corporation*.....................................      36,000
                                                                      ---------
                                                                         50,125
                                                                      ---------
          ELECTRONIC COMPONENTS - SEMICONDUCTOR: 13.22%
 3,334    Atmel Corporation*.......................................      98,561
 3,600    Dataram Corporation*.....................................      80,775
10,690    ESS Technology, Inc.*....................................     237,184
 4,000    Integrated Device Technology, Inc.*......................     116,000
 3,500    International Rectifier Corporation*.....................      91,000
 3,000    National Semiconductor Corporation*......................     128,437
 1,983    Siliconix Incorporated*..................................     260,765
                                                                      ---------
                                                                      1,012,722
                                                                      ---------
          ELECTRONICS - MANUFACTURED MACHINERY: 5.99%
 5,000    Cohu, Inc................................................     155,000
 1,500    Electroglas, Inc.*.......................................      38,062
 3,000    Kulicke and Soffa Industries, Inc.*......................     127,688
 1,000    Lam Research Corporation*................................     111,563
 1,500    Silicon Valley Group, Inc.*..............................      26,625
                                                                      ---------
                                                                        458,938
                                                                      ---------
          FERTILIZERS: 0.36%
 1,700    IMC Global Inc...........................................      27,837
                                                                      ---------
          FINANCE - INVESTMENT BANKERS/BROKERS: 1.30%
   750    Lehman Brothers Holdings Inc.............................      63,516
   840    The Bear Stearns Companies Inc...........................      35,910
                                                                      ---------
                                                                         99,426
                                                                      ---------

See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          FINANCE - SAVINGS & LOAN: 0.50%
 2,200    Golden State Bancorp Inc.*...............................   $  37,950
                                                                      ---------
          FINANCIAL SERVICES - OTHER: 0.24%
20,800    Prime Capital Corporation*...............................      18,200
                                                                      ---------
          FOOD - SUGAR AND REFINING: 0.56%
13,000    Imperial Sugar Company...................................      43,062
                                                                      ---------
          FOOTWEAR AND RELATED APPAREL: 0.13%
 2,500    R. G. Barry Corporation*.................................       9,844
                                                                      ---------
          INSTRUMENTS - SCIENTIFIC: 0.40%
 4,002    MTS Systems Corporation..................................      31,016
                                                                      ---------
          INSURANCE - LIFE: 0.50%
 2,153    Conseco, Inc.............................................      38,485
                                                                      ---------
          INSURANCE - PROPERTY AND CASUALTY: 0.58%
 6,000    Frontier Insurance Group, Inc............................      20,625
 1,000    The Allstate Corporation.................................      24,000
                                                                      ---------
                                                                         44,625
                                                                      ---------
          LASERS - SYSTEMS/COMPONENTS: 0.43%
 2,850    Summit Technology, Inc.*.................................      33,309
                                                                      ---------
          LEISURE AND RECREATION - GAMING: 0.40%
 2,000    Mirage Resorts, Incorporated*............................      30,625
                                                                      ---------
          LEISURE AND RECREATION PRODUCTS: 2.17%
 2,000    Brunswick Corporation....................................      44,500
 2,200    Callaway Golf Company....................................      38,913
 3,600    Coastcast Corporation*...................................      59,850
 3,000    K2 Inc...................................................      22,875
                                                                      ---------
                                                                        166,138
                                                                      ---------

See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          MACHINE - TOOLS AND RELATED PRODUCTS: 0.59%
 7,000    P & F Industries, Inc. Class A*..........................   $  45,063
                                                                      ---------
          MACHINERY - CONSTRUCTION/MINING: 0.44%
 2,100    JLG Industries, Inc......................................      33,338
                                                                      ---------
          MEDICAL - OUTPATIENT/HOME CARE: 0.42%
 2,700    Genesis Health Ventures, Inc.*...........................       5,569
 5,000    HEALTHSOUTH Corporation*.................................      26,875
                                                                      ---------
                                                                         32,444
                                                                      ---------
          MEDICAL - WHOLESALE DRUG/SUNDRY: 0.38%
 3,500    Bergen Brunswig Corporation..............................      29,094
                                                                      ---------
          MEDICAL - DRUGS: 0.28%
 2,100    Rexall Sundown, Inc.*....................................      21,656
                                                                      ---------
          MEDICAL - HEALTH MAINTENANCE ORGANIZATIONS: 0.48%
   700    PacifiCare Health Systems, Inc.*.........................      37,100
                                                                      ---------
          MEDICAL PRODUCTS: 2.15%
 9,000    BioSource International, Inc.*...........................      71,437
13,774    Utah Medical Products, Inc.*.............................      92,975
                                                                      ---------
                                                                        164,412
                                                                      ---------
          METAL ORES - NON FERROUS: 0.79%
   899    Phelps Dodge Corporation.................................      60,345
                                                                      ---------
          METAL PRODUCTS - FASTENERS: 0.36%
 2,500    TransTechnology Corporation..............................      27,656
                                                                      ---------
          NETWORKING PRODUCTS: 4.14%
 1,833    Adaptec, Inc.*...........................................      91,421
 4,000    Bel Fuse Inc., Class B...................................      95,750
 5,000    Cabletron Systems, Inc.*.................................     130,000
                                                                      ---------
                                                                        317,171
                                                                      ---------
See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          OFFICE AUTOMATION AND EQUIPMENT: 1.50%
 8,289    Nam Tai Electronics, Inc.................................   $ 115,010
                                                                      ---------
          OIL - FIELD SERVICES: 0.29%
 1,500    Oceaneering International, Inc.*.........................      22,406
                                                                      ---------
          OIL AND GAS DRILLING: 0.50%
 2,300    Global Marine Inc.*......................................      38,238
                                                                      ---------
          OIL REFINING AND MARKETING: 0.28%
 1,600    Holly Corporation........................................      21,400
                                                                      ---------
          OIL SERVICES: 0.18%
 1,938    Friede Goldman Hatter International, Inc.*...............      13,445
                                                                      ---------
          OIL AND GAS - FIELD SERVICES: 0.33%
 2,700    Offshore Logistics, Inc.*................................      25,313
                                                                      ---------
          PAPER AND PAPER PRODUCTS: 1.18%
 5,650    Pope & Talbot, Inc.......................................      90,400
                                                                      ---------
          PRECIOUS METALS/JEWELRY: 0.95%
 2,500    De Beers Consolidated Mines Ltd., ADR....................      72,344
                                                                      ---------
          PROTECTION - SAFETY EQUIPMENT AND SERVICES: 0.47%
 6,000    Vicon Industries, Inc.*..................................      36,000
                                                                      ---------
          REITS - MORTGAGE: 0.44%
 8,000    Capstead Mortgage Corporation............................      33,500
                                                                      ---------
          RETAIL - APPAREL/SHOE: 2.24%
 2,800    Gadzooks, Inc.*..........................................      27,475
41,800    One Price Clothing Stores, Inc.*.........................     107,113
 8,000    Paul Harris Stores, Inc.*................................      22,000
 3,000    Syms Corp.*..............................................      15,000
                                                                      ---------
                                                                        171,588
                                                                      ---------

See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          RETAIL - DISCOUNT AND VARIETY: 0.38%
 2,000    Toys "R" Us, Inc.*.......................................    $ 28,625
                                                                      ---------
          RETAIL - FOOD AND RESTAURANTS: 0.70%
 4,000    CKE Restaurants, Inc.....................................      23,500
 3,500    Landry's Seafood Restaurants, Inc.*......................      30,406
                                                                      ---------
                                                                         53,906
                                                                      ---------
          RETAIL - JEWELRY STORES: 0.39%
 4,000    Friedman's Inc...........................................      30,000
                                                                      ---------
          RETAIL - MAJOR DEPARTMENT STORES: 0.26%
 1,000    J. C. Penney Company, Inc................................      19,938
                                                                      ---------
          RETAIL - MISCELLANEOUS/DIVERSIFIED: 0.97%
 4,500    A.C. Moore Arts & Crafts, Inc.*..........................      26,156
 4,000    OfficeMax, Inc.*.........................................      22,000
   351    Ryerson Tull, Inc........................................       6,823
 6,230    Tandycrafts, Inc.*.......................................      19,079
                                                                      ---------
                                                                         74,058
                                                                      ---------
          RETAIL/WHOLESALE - AUTO PARTS: 0.49%
 6,000    TBC Corporation*.........................................      37,500
                                                                      ---------
          RUBBER AND PLASTICS: 1.64%
15,705    Applied Extrusion Technology, Inc.*......................      96,193
 6,000    The Lamson & Sessions Co.*...............................      29,250
                                                                       ---------
                                                                        125,443
                                                                       ---------
          SHOES AND RELATED APPAREL: 3.64%
 3,500    Maxwell Shoe Company Inc.*...............................      28,000
15,300    McRae Industries, Inc....................................      86,062
 1,800    Reebok International Ltd.*...............................      14,738
 3,199    Saucony, Inc. Class B*...................................      44,386
 2,000    The Timberland Company, Class A*.........................     105,750
                                                                      ---------
                                                                        278,936
                                                                      ---------

See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          STEEL - PRODUCERS: 1.36%
 9,046    Rouge Industries, Inc., Class A*.........................    $ 71,237
 8,000    The LTV Corporation......................................      33,000
                                                                      ---------
                                                                        104,237
                                                                      ---------
          STEEL - SPECIALTY ALLOYS: 0.31%
 3,000    Oregon Steel Mills, Inc..................................      23,813
                                                                      ---------
          STEEL PIPE AND TUBE: 2.42%
 7,500    Maverick Tube Corporation*...............................     185,156
                                                                      ---------
          TELECOMMUNICATIONS EQUIPMENT: 1.48%
10,000    Glenayre Technologies, Inc.*.............................     113,125
                                                                      ---------
          TEXTILE - APPAREL MANUFACTURING: 0.38%
 1,000    Garan, Incorporated......................................      28,625
                                                                      ---------
          TEXTILE - HOME FURNISHINGS: 0.56%
 4,961    Conso Products Company*..................................      42,789
                                                                      ---------
          TEXTILE - MILL PRODUCTS: 0.48%
 5,000    The Dixie Group, Inc., Class A*..........................      36,875
                                                                      ---------
          TOBACCO: 0.30%
 1,000    Philip Morris Companies Inc..............................      23,187
                                                                      ---------
          TOYS/GAMES/HOBBY PRODUCTS: 1.12%
37,213    First Team Sports, Inc.*.................................      86,055
                                                                      ---------
          TRANSPORTATION - AIRLINE: 2.27%
   600    AMR Corporation*.........................................      40,200
   500    Delta Air Lines, Inc.....................................      24,906
 1,275    KLM Royal Dutch Airlines.................................      31,795
 1,000    UAL Corporation*.........................................      77,563
                                                                      ---------
                                                                        174,464
                                                                      ---------

See Notes to Financial Statements.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          TRANSPORTATION - EQUIPMENT AND LEASING: 0.37%
 1,000    Trinity Industries, Inc..................................    $ 28,437
                                                                      ---------
          TRANSPORTATION - SHIP: 0.85%
 1,200    Sea Containers Limited Class A...........................      31,950
 1,900    Stolt-Nielsen S.A. ADR...................................      33,250
                                                                      ---------
                                                                         65,200
                                                                      ---------
          TRANSPORTATION - TRUCK: 0.75%
 9,800    Cannon Express, Inc.*....................................      25,725
 4,000    Consolidated Freightways Corporation*....................      31,750
                                                                      ---------
                                                                         57,475
                                                                      ---------
          Total Common Stocks (Cost $6,082,421)....................   7,562,437
                                                                      ---------

Principal
 Amount   SHORT-TERM INVESTMENTS: 0 .62%
--------------------------------------------------------------------------------
47,433    Firstar Stellar Treasury Fund (cost $47,433).............      47,433
                                                                      ---------

          Total Investments in Securities (cost $6,129,854+): 99.31%  7,609,870
          Other Assets less Liabilities: 0.69%.....................      52,708
                                                                      ---------
          TOTAL NET ASSETS: 100.00%................................   7,662,578
                                                                      =========
----------
*    Non-income producing security.

+    At December 31, 1999,  the cost of securities  for Federal tax purposes was
     the  same  as  the  basis  for  financial   reporting.   Gross   unrealized
     appreciation and depreciation of securities is as follows:

          Gross unrealized appreciation........................      $2,361,618
          Gross unrealized depreciation........................        (881,602)
                                                                     ----------
          Net unrealized appreciation..........................      $1,480,016
                                                                     ==========

See Notes to Financial Statements.

                                THE AL FRANK FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost of $6,129,854) ................................ $7,609,870
  Receivables:
    Dividends.......................................................      3,310
    Interest........................................................        379
    Fund shares sold................................................     22,743
  Deferred organization costs.......................................     21,037
  Prepaid expenses .................................................     26,768
                                                                     ----------
    Total assets....................................................  7,684,107
                                                                     ----------

LIABILITIES
  Payables:
    Due to Advisor..................................................      2,285
    Fund shares repurchased.........................................      5,336
  Accrued expenses..................................................     13,908
  Total liabilities.................................................     21,529
                                                                     ----------
NET ASSETS  ........................................................ $7,662,578
                                                                     ==========

NET ASSET VALUE, OFFERING AND REDEMPTION* PRICE PER SHARE
  [$7,662,578 / 526,757 shares outstanding; unlimited
  number of shares (par value $0.01) authorized].................    $    14.55
                                                                     ==========

COMPONENTS OF NET ASSETS
  Paid-in capital................................................    $5,340,003
  Accumulated net realized gain on investments...................       842,559
  Net unrealized appreciation on investments ....................     1,480,016
                                                                     ----------
  Net assets...............................................          $7,662,578
                                                                     ==========
----------
* Redemption of shares held less than 6 months are subject to a 2% redemption fee payable to the Fund.

See Notes to Financial Statements.

                               THE AL FRANK FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends.......................................................   $ 57,111
    Interest........................................................      1,079
                                                                     ----------
      Total income..................................................     58,190
                                                                     ----------
  Expenses
    Advisory fees (Note 3)..........................................     65,861
    Interest expense (Note 6).......................................     32,954
    Administration fees (Note 3)....................................     29,999
    Transfer agent fees.............................................     24,193
    Professional fees...............................................     19,035
    Distribution fees (Note 4)......................................     16,465
    Fund accounting fees............................................     15,158
    Registration fees...............................................     10,486
    Amortization of deferred organization costs.....................      7,001
    Reports to shareholders.........................................      5,113
    Custody fees....................................................      3,782
    Trustee fees....................................................      2,788
    Miscellaneous expense...........................................      2,402
    Insurance expense...............................................      1,966
                                                                     ----------
      Total expenses................................................    237,203
      Less, advisory fee waiver and absorption (Note 3).............    (92,010)
                                                                     ----------
      Net expenses..................................................    145,193
                                                                     ----------
        NET INVESTMENT LOSS ........................................    (87,003)
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions.....................    996,478
   Net change in unrealized appreciation on investments.............  2,273,900
                                                                     ----------
   Net realized and unrealized gain on investments..................  3,270,378
                                                                     ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............ $3,183,375
                                                                     ==========

See Notes to Financial Statements.

                               THE AL FRANK FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Year             January 2, 1998*
                                              Ended                 through
                                         December 31, 1999     December 31, 1998
                                         -----------------     -----------------
NET INCREASE/(DECREASE) IN
  ASSETS FROM OPERATIONS
  Net investment loss .................    $   (87,003)          $   (64,518)
  Net realized gain (loss) on
    security transactions .............        996,478               (66,916)
  Net change in unrealized
    appreciation (depreciation)
    on investments ....................      2,273,900              (793,884)
                                           -----------           -----------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .........      3,183,375              (925,318)
                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS
  Net (decrease) increase in net
    assets derived from net change
    in outstanding shares (a) .........     (2,562,764)            7,967,285
                                           -----------           -----------
  TOTAL INCREASE IN NET ASSETS ........        620,611             7,041,967

NET ASSETS
Beginning of period ...................      7,041,967                     0
                                           -----------           -----------
END OF PERIOD .........................    $ 7,662,578           $ 7,041,967
                                           ===========           ===========

(a)  A summary of capital shares transactions is as follows:

                                     Year                  January 2, 1998*
                                     Ended                      through
                               December 31, 1999           December 31, 1998
                           -------------------------   -------------------------
                            Shares   Paid in Capital    Shares   Paid in Capital
                            ------   ---------------    ------   ---------------
Shares sold ..............  155,390    $ 1,691,973      919,730    $ 9,297,418
Shares redeemed .......... (405,050)    (4,254,737)    (143,313)    (1,330,133)
                           --------    -----------     --------    -----------
Net increase/(decrease) .. (249,660)   ($2,562,764)     776,417    $ 7,967,285
                           ========    ===========     ========    ===========

*Commencement of operations.

See Notes to Financial Statements.

                               THE AL FRANK FUND

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                 Year          January 2, 1998*
                                                 Ended              through
                                            December 31, 1999  December 31, 1998
                                            -----------------  -----------------
Net asset value, beginning of period .....       $ 9.07            $10.00
                                                 ------            ------

Income from investment operations:
   Net investment loss ...................        (0.21)            (0.08)
   Net realized and unrealized
     gain/(loss) on investments ..........         5.69             (0.85)
                                                 ------            ------
Total from investment operations .........         5.48             (0.93)
                                                 ------            ------
Net asset value, end of period ...........       $14.55            $ 9.07
                                                 ======            ======

TOTAL RETURN .............................        60.42%            (9.30%)++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ....       $7,663            $7,042

Ratio of expenses to average net assets:
  Before expense reimbursement ...........         3.60%             3.74%+
  After expense reimbursement ............         2.20%             2.25%+

Ratio of net investment loss to
  average net assets:
  After expense reimbursement ............        (1.32%)           (1.28%)+

Portfolio turnover rate ..................        19.00%             5.82%

----------
*  Commencement of operations.
+  Annualized.
++ Not Annualized.

See Notes to Financial Statements.

                               THE AL FRANK FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Al Frank Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on January 2, 1998. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in out of favor and undervalued equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and realized losses subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                               THE AL FRANK FUND

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended December 31, 1999, Al Frank Asset Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $65,861 in Advisory Fees. On November 5, 1999, the shareholders of the Fund approved a new investment advisory agreement for the Fund as a result of AF Holdings, Inc. acquiring all of the outstanding stock of Al Frank Asset Management, the former investment advisor to the Fund. Although there has been an ownership change in the Advisor, the principals of the Advisor continue in their present capacities and remain responsible for the day-to-day portfolio management of the Fund. The Fund's investment objectives and strategies have not changed.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.25% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $92,010 which includes fees due to the Advisor as "Distribution Coordinator"; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $167,256 for the Fund at December 31, 1999.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                              Fee rate
----------------                              --------
Less than $15 million                         $30,000
$15 million to less than $50 million          0.20% of average daily net assets
$50 million to less than $100 million         0.15% of average daily net assets
$100 million to less than $150 million        0.10% of average daily net assets
More than $150 million                        0.05% of average daily net assets

                               THE AL FRANK FUND

--------------------------------------------------------------------------------

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted; under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the year ended December 31, 1999, the Fund paid the Distribution Coordinator in the amount of $16,465.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,314,429 and $4,218,529, respectively.

NOTE 6 - LINE OF CREDIT

     At December 31, 1999, the Fund has established an uncommitted line of credit agreement in the amount of $750,000 with Firstar Bank, N.A., the Fund's custodian of assets. The current annual interest rate on any borrowing under the agreement is equal to the BROKER CALL RATE, as published in the Wall Street Journal as the CALL MONEY RATE, plus 0.50%, payable monthly, in arrears. The purpose of the agreement is to either meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities from the Fund's portfolio, or for leverage purposes. Borrowing money by the Fund involves special risk considerations that are more fully outlined in the Fund's prospectus. At December 31, 1999, the Fund had no loan amounts outstanding.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AL FRANK FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Al Frank Fund, series of Advisors Series Trust (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from January 2, 1998 (commencement of operations) to December 31, 1998, including the financial highlights for the period then ended, were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
February 4, 2000

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for the period from January 2, 1998 (commencement of operations) through December 31, 1998 and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

22